UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 15, 2008
Date of Report (Date of the earliest event reported)

Simulations Plus, Inc.
Exact name of registrant as specified in its charter

California	001-32046	95-4595609
State of Incorporation	Commission File Number	IRS Employer Identification Number

42505 10th Street West, Lancaster, California 93534-7059
Address of principal executive offices, including zip code

661-723-7723
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 15, 2008, Simulations Plus, Inc., a California corporation (the "Company"), held a conference call for investors to review the financial results for the three months and nine months ended May 31, 2008. A copy of the PowerPoint slides used as notes for this call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

		99.1	PowerPoint presentation for the Investor Conference Call on July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: July 16, 2008	By: /s/ Momoko Beran
Momoko Beran
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	PowerPoint presentation for the Investor Conference Call on July 15, 2008.